Strategy Shares US Market Rotation Strategy ETF

NYSE Arca Ticker: HUSE

Strategy Shares EcoLogical Strategy ETF

NYSE Arca Ticker: HECO

each a series of Strategy Shares

(each, a "Fund" and, collectively, the “Funds”)

October 4, 2018

The information in this Supplement amends certain information contained in each Fund’s Summary Prospectus and Prospectus, each dated September 1, 2018.

The following information is added to the section of each Fund’s summary prospectus and prospectus entitled "Fund Summary - Principal Investment Risks":

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually constructed based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

The following information supplements the information contained in the section of the Funds’ Prospectus entitled "ADDITIONAL INFORMATION ABOUT THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS - PRINCIPAL INVESTMENT RISKS":

The table below identifies each Fund's principal risks and non-principal risks.

Key:     Principal Risk          ●

Non-Principal Risk  ○

Risks	Strategy Shares US Market Rotation Strategy ETF	Strategy Shares EcoLogical Strategy ETF
Model and Data Risk	●	●

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Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually constructed based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Any existing references to "Investment Model Risk" should be disregarded.

* * * * *

You should read this Supplement in conjunction with the Funds' Prospectus, each Fund's Summary Prospectus, and the Funds' Statement of Additional Information, each dated September 1, 2018, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-855-4SS-ETFS (855-477-3837) or by writing to the Funds at 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.

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